EXECUTION COPY

INVESTOR RIGHTS AGREEMENT

INTERPOOL, INC.

Dated as of September 14, 2004

           This INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 14, 2004, by and among Interpool, Inc., a Delaware corporation (the “Company”), and the investors signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”), who have each independently agreed to purchase the Company’s Warrants issued pursuant to the Warrant Agreement (the “Warrant Agreement”), dated as of the date hereof, between the Company and U.S. Bank National Association, as warrant agent (the “Warrant Agent”). Each Warrant is exercisable for one fully paid and non-assessable share of the Company’s Common Stock (each, a “Warrant Share”).

           This Agreement is made pursuant to the Securities Purchase Agreement, dated September 14, 2004 (the “Purchase Agreement”), by and among the Company and each of the Purchasers. In order to induce each Purchaser to purchase the Warrants, the Company has agreed to provide the rights set forth in this Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Warrant Agreement.

          The parties hereby agree as follows:

1.     DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

           Act: The Securities Act of 1933, as amended.

           Affiliate: As defined in Rule 144.

           Applicable Rate: means (A) for the first 90 day period of a Registration Default Period, 0.25% per annum, (B) for the second 90 day period of a Registration Default Period, 0.50% per annum, (C) for the third 90 day period of a Registration Default Period, 0.75% per annum and (D) for any time thereafter, 1.00% per annum, in each case, computed on the basis of a 360-day year of twelve 30-day months and accruing on a daily basis.

           Blackout Period: As defined in Section 3(a) hereof.

           Closing Date: The date hereof.

           Commission: The Securities and Exchange Commission.

           Common Stock: The Company's common stock, par value $0.001 per share.

           Common Stock Equivalents: means, with respect to any Person, securities convertible into, or exchangeable or exercisable for, shares of capital stock or other equity securities of such Person (including, without limitation, any note or debt security convertible into or exchangeable for capital stock or other equity securities of such Person).

           Damages Amount: means for any day during a Registration Default Period (A) the product of (i) $150,000,000 times (ii) the Applicable Rate divided by (B) the product of (i) the aggregate number of Warrant Shares for which the aggregate number of Warrants issued under the Warrant Agreement were initially exercisable times (ii) 360.

           Effective Time: shall mean the time and date as of which the Commission declares the Registration Statement effective or as of which the Registration Statement otherwise becomes effective.

           Exchange Act: The Securities Exchange Act of 1934, as amended.

           Holders: As defined in Section 2 hereof.

           Notice and Questionnaire: shall mean a written notice and questionnaire delivered to the Company substantially in the form attached as Annex A hereto.

           Person: means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

           Prospectus: means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

           Registration Default: As defined in Section 5 hereof.

           Registration Default Period: As defined in Section 5 hereof.

           Registration Statement: Any registration statement of the Company relating to the registration for resale of Transfer Restricted Securities and the issuance of the Company’s common stock upon the exercise of the Warrants resold pursuant to the Registration Statement that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

           Rule 144: means Rule 144 promulgated by the Commission pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

           Selling Holder: A Holder who is selling Transfer Restricted Securities pursuant to Section 3 hereof.

           Transfer Restricted Securities: (a) Each Warrant and Warrant Share held by an Affiliate of the Company and (b) each other Warrant and Warrant Share until the earlier to occur of (i) the date on which such Warrant or Warrant Share (other than any Warrant Share issued upon exercise of a Warrant in accordance with an effective Registration Statement) has been disposed of in accordance with a Registration Statement and (ii) the date on which such Warrant or Warrant Share (or the related Warrant) is distributed to the public pursuant to Rule 144 under the Act.

2.     HOLDERS

           A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person is the Holder of record of Transfer Restricted Securities.

3.     SHELF REGISTRATION

           (a) Shelf Registration. The Company shall prepare and cause to be filed with the Commission no later than May 1, 2005 pursuant to Rule 415 under the Act a Registration Statement on the appropriate form relating to exercises of Warrants and resales of Transfer Restricted Securities by the Holders thereof. The Company shall use all commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission no later than July 1, 2005.

          (b) To the extent necessary to ensure that the Registration Statement is available for exercises of Warrants and sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of Section 3(a) hereof, the Company shall use all commercially reasonable efforts to keep any Registration Statement required by Section 3(a) hereof continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 3(c) and 5(a) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time; provided, however, that in no event shall the Company be required to maintain the effectiveness of any Registration Statement required by Section 3(a) beyond the date that is ten years after the Closing Date.

          (c) Notwithstanding the foregoing, the Company may, upon advising the Purchasers in writing, pursuant to the advice of outside counsel to the Company, delay the filing or effectiveness of any Registration Statement (if not filed or effective, as applicable) or suspend, or otherwise fail to maintain, the effectiveness thereof, for a period (each, a "Blackout Period") not to exceed (i) an aggregate of 15 days in any fiscal quarter during which the Company is not eligible to use Form S-3 or (ii) 45 consecutive days in any six-month period during which the Company is eligible to use Form S-3, provided, that there shall be at least 60 days during which any Registration Statement is effective and usable between any two Blackout Periods under this clause (ii), in the event that (x) the Board of Directors of the Company reasonably and in good faith determines that the premature disclosure of a material event at such time would have a material adverse effect on the Company's business, operations or prospects or (y) the disclosure otherwise relates to a material business transaction which has not been publicly disclosed and the Board of Directors of the Company reasonably and in good faith determines that any such disclosure would jeopardize the success of such transaction; provided, that, upon the termination of such Blackout Period, the Company promptly shall advise the Purchasers that such Blackout Period has been terminated. Notwithstanding the foregoing, in no event will the aggregate number of days covered by Blackout Periods exceed 90 days in any twelve-month period.

4.     REGISTRATION PROCEDURES

           (a) In connection with the Registration Statement and any related Prospectus required by this Agreement, the Company shall, as soon as practicable (or as otherwise specified) subject to the provisions of Section 3(c):

                      (i) prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof;

                      (ii) not less than 30 calendar days prior to the Effective Time of the Registration Statement, mail the Notice and Questionnaire to the holders of Transfer Restricted Securities; no holder shall be entitled to be named as a selling securityholder in the Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Transfer Restricted Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Transfer Restricted Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

                      (iii) after the Effective Time of the Registration Statement, upon the request of any holder of Transfer Restricted Securities that is not then a Selling Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Transfer Restricted Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

                      (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Registration Statement for the period specified in Section 3(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Registration Statement, to comply fully with Rules 424, 430A and 462, as applicable under the Act in a timely manner, and furnish to the Selling Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                      (v) comply with the provisions of the Act with respect to the disposition of all of the Transfer Restricted Securities covered by such Registration Statement in accordance with the intended methods of disposition by the Selling Holders provided for in such Registration Statement;

                      (vi) provide (A) the Selling Holders, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Selling Holders the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

                      (vii) for a reasonable period prior to the filing of such Registration Statement, and throughout the period specified in Section 3(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 4(a)(vi) who shall certify to the Company that they have a current intention to sell the Transfer Restricted Securities pursuant to the Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Act; provided, however, that each such party shall agree in writing to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Registration Statement or the prospectus included therein or in an amendment to such Registration Statement or an amendment or supplement to such prospectus in order that such Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, further, that each such person described in Section 4(a)(vii) shall be required to agree in writing that such information obtained by it as a result of such inspections shall not be used by it as the basis for any market transaction in the securities of the Company unless and until such is made generally available to the public and each such person will be required to further agree in writing that it will, upon learning that disclosure of any confidential information is sought in a court of competent jurisdiction or by any governmental entity, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of such confidential information;

                      (viii) promptly notify each of the Selling Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 4(a)(xvii) or Section 7(a)(i) cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Act, that such Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                      (ix) use all commercially reasonable efforts to obtain the withdrawal or lifting of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                      (x) if requested by any managing underwriter or underwriters, any placement or sales agent or any Selling Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Selling Holder specifies should be included therein relating to the terms of the sale of such Transfer Restricted Securities, including information with respect to the amount of Transfer Restricted Securities being sold by such Selling Holder or agent or to any underwriters, the name and description of such Selling Holder, agent or underwriter, the offering price of such Transfer Restricted Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold by such Selling Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                      (xi) furnish to each Selling Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 4(a)(vi) an executed copy (or, in the case of a Selling Holder, a conformed copy) of such Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of a Selling Holder of Transfer Restricted Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Selling Holder, agent or underwriter, as the case may be) and of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Act and such other documents, as such Selling Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Transfer Restricted Securities owned by such Selling Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Selling Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Selling Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                      (xii) use all commercially reasonable efforts to (A) register or qualify the Transfer Restricted Securities to be included in such Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Selling Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Registration is required to remain effective under Section 3(b) above and for so long as may be necessary to enable any such Selling Holder, agent or underwriter to complete its distribution of Securities pursuant to such Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Selling Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Transfer Restricted Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(a)(xii), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                      (xiii) use all commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Transfer Restricted Securities;

                      (xiv) unless any Transfer Restricted Securities shall be in book-entry only form, cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates, if so required by any securities exchange upon which any Transfer Restricted Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Transfer Restricted Securities;

                      (xv) provide a CUSIP number for all Transfer Restricted Securities, not later than the applicable Effective Time and provide the Warrant Agent with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                      (xvi) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Selling Holders shall request in order to expedite or facilitate the disposition of such Transfer Restricted Securities;

                      (xvii) whether or not an agreement of the type referred to in Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make the appropriate officers of the Company available to such Holders and underwriters for meetings with prospective purchasers of the Transfer Restricted Securities and preparing and presenting to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Transfer Restricted Securities, (B) make such representations and warranties to the Selling Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Registration; (C) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as Selling Holder may reasonably request, addressed to such Selling Holder or Selling Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Registration Statement (and if such Registration Statement contemplates an underwritten offering of a part or all of the Transfer Restricted Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations in specified jurisdictions; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 4(a)(xvi) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of material legal or governmental proceedings involving the Company; the absence of governmental approvals required to be obtained in connection with the Registration, the offering and sale of the Transfer Restricted Securities, this Investor Rights Agreement or any agreement of the type referred to in Section 4(a)(xvi) hereof, except such approvals as may be required under state securities or blue sky laws; the material compliance as to form of such Registration Statement and any documents incorporated by reference therein with the requirements of the Act, as of the date of the opinion and of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)) (it being understood that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (D) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the Selling Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Registration Statement or post-effective amendment to such Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Registration Statement or post-effective amendment to such Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (E) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any Selling Holders or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (B) above or those contained in Section 7(a)(i) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (F) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 8 hereof;

                      (xviii) notify in writing each holder of Transfer Restricted Securities of any proposal by the Company to amend or waive any provision of this Investor Rights Agreement pursuant to Section 10(c) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                      (xix) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Transfer Restricted Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Conduct Rules) of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules;

                      (xx) provide promptly to the Holders, upon written request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act; and

                      (xxi) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Act (including, at the option of the Company, Rule 158 thereunder).

           (b) In the event that the Company would be required, pursuant to Section 4(a)(viii)(F) above, to notify the Selling Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each of the Selling Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Transfer Restricted Securities, such prospectus shall conform in all material respects to the applicable requirements of the Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, that none of the foregoing shall be required during any Blackout Period. Each Selling Holder agrees that upon receipt of any notice from the Company pursuant to Section 4(a)(viii)(F) hereof, such Selling Holder shall forthwith discontinue the disposition of Transfer Restricted Securities pursuant to the Registration Statement applicable to such Transfer Restricted Securities until such Selling Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Selling Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Selling Holder's possession of the prospectus covering such Transfer Restricted Securities at the time of receipt of such notice.

           (c) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its Affiliates to, resell any of the Transfer Restricted Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Act.

5.     LIQUIDATED DAMAGES

          If the Registration Statement: (i) is not filed with the Commission on or prior to the date specified for such filing in Section 3(a) hereof; (ii) has not been declared effective by the Commission within 90 days after the date specified for such effectiveness in Section 3(a) hereof; or (iii) following the date such Registration Statement is declared effective by the Commission, shall cease to be effective without being restored to effectiveness by amendment or otherwise within 30 business days, other than as permitted by Section 3(c) hereof (each such event referred to in clauses (i) through (iii), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then liquidated damages shall be payable in respect of each Warrant Share held by each Holder which is a Transfer Restricted Security for each day during the applicable Registration Default Period in an amount equal to the Damages Amount calculated for such day; provided, however, that the Company shall in no event be required to pay liquidated damages (i) with respect to the Transfer Restricted Securities for more than one Registration Default at any given time or (ii) with respect to any Registration Statement during any Blackout Period. For purposes of the preceding sentence, any Holder who holds Warrants will be deemed to hold that number of Warrant Shares for which such Warrants are exercisable, but only to the extent such Warrants constitute Transfer Restricted Securities.

           All accrued liquidated damages shall be paid to record Holders by the Company by wire transfer of immediately available funds, or by mailing a federal funds check, on March 1, June 1, September 1 and December 1 of any given year. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security has been effectively registered under the Act shall survive until such time as all such obligations with respect to such security have been satisfied in full.

6.     REGISTRATION EXPENSES

          The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Investor Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Warrants and the Warrant Shares for offering and sale under the State securities and blue sky laws referred to in Section 4(a)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Selling Holders may designate, including any fees and disbursements of counsel for the Selling Holders or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Warrants and/or Warrant Shares to be disposed of (including certificates representing the Warrants and Warrant Shares), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Warrants and/or Warrant Shares and the preparation of documents referred in clause (c) above, (e) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (g) fees, disbursements and expenses of counsel for the Selling Holders (retained in connection with the registration), (which counsel shall be reasonably satisfactory to the Company), and (h) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Transfer Restricted Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Transfer Restricted Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Transfer Restricted Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

           The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

7.     REPRESENTATIONS AND WARRANTIES.

           The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Transfer Restricted Securities that:

           (a) Each registration statement covering Transfer Restricted Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 4 hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Transfer Restricted Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Act, other than from (i) such time as a notice has been given to holders of Transfer Restricted Securities pursuant to Section 4(a)(viii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 4(b) or Section 4(a)(iv) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 4(a) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Transfer Restricted Securities expressly for use therein.

           (b) Any documents incorporated by reference in any prospectus referred to in Section 7(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Transfer Restricted Securities expressly for use therein.

           (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Investor Rights Agreement, except the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Securities.

           (d) This Agreement has been duly authorized, executed and delivered by the Company.

8.     INDEMNIFICATION

           (a) The Company will indemnify and hold harmless each of the Holders and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Transfer Restricted Securities against any losses, claims, damages or liabilities, joint or several, to which such Holder, agent or underwriter may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, as the case may be, under which such Transfer Restricted Securities were registered under the Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that (i) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein, (ii) if the person asserting any such losses, claims, damages, liabilities or expenses was not sent or given a copy of the final prospectus (or any amendment or supplement thereto) (in each case exclusive of the documents from which information is incorporated by reference) at or prior to the sale of such Transfer Restricted Securities to such Person (other than as a result of the failure by the Company to deliver such a prospectus in accordance with Section 3(d) hereof) and the untrue statement contained in or omitted from such prospectus was subsequently corrected in the final prospectus (or any amendment or supplement thereto) or (iii) such loss, claim, damage, liability or expense arises from an offer or sale of Transfer Restricted Securities occurring during a Blackout Period, if a notice of such Blackout Period was given to such Person.

           (b) The Company may require, as a condition to including any Transfer Restricted Securities in any registration statement filed pursuant to Section 3(a) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Selling Holder of such Transfer Restricted Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company and all other Holders of Transfer Restricted Securities, against any losses, claims, damages or liabilities to which the Company or such other Holders of Transfer Restricted Securities may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Holder shall be required to undertake liability to any person under this Section 8(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Selling Holder from the sale of such Selling Holder's Transfer Restricted Securities pursuant to such registration.

           (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 8, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 8(a) or 8(b) hereof unless such omission results in material prejudice to the indemnifying party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

           (d) If for any reason the indemnification provisions contemplated by Section 8(a) or Section 8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Holder from the sale of any Transfer Restricted Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder, agent and underwriter and each person, if any, who controls any Holder, agent or underwriter within the meaning of the Act; and the obligations of the Holders and any agents or underwriters contemplated by this Section 8 shall be in addition to any liability which the respective Holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9.     UNDERWRITTEN OFFERINGS

           (a) Selection of Underwriters. If any of the Transfer Restricted Securities covered by the Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the Company and shall be reasonably acceptable to the Selling Holders holding at least a majority of the Transfer Restricted Securities to be included in such offering.

           (b) Participation by Holders. Each holder of Transfer Restricted Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.     RULE 144

           The Company covenants to the holders of Transfer Restricted Securities that starting after January 1, 2005 and to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed after such date by it under the Exchange Act or the Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Transfer Restricted Securities without registration under the Act within the limitations of the exemption provided by Rule 144 under the Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Transfer Restricted Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

11.     MISCELLANEOUS

           (a) Legend. Each Holder and the Company will take all such action necessary (including exchanging with the Company certificates representing shares of Common Stock issued prior to the date hereof) to cause each certificate representing outstanding shares of Common Stock or Common Stock Equivalents of the Company owned by a Holder to bear a legend containing the following words:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER MAY NOT OFFER, SELL, TRANSFER, ASSIGN, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF OR ENCUMBER THE SECURITIES REPRESENTED BY THIS CERTIFICATE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW. THE ISSUER OF THESE SECURITIES MAY REQUEST AN OPINION OF LEGAL COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER AND ITS LEGAL COUNSEL THAT ANY SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OR ENCUMBRANCE IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, IF SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR ENCUMBRANCE IS NOT PURSUANT TO RULE 144 OR 144A OR AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.”

“IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS SET FORTH IN THE INVESTOR RIGHTS AGREEMENT DATED AS OF SEPTEMBER 14, 2004 BY THE COMPANY AND THE PARTIES THERETO, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY.”

           This legending requirement will cease upon the earliest to occur of the following events: (1) when such shares are transferred in an underwritten public offering, (2) when such shares are transferred pursuant to Rule 144 or (3) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of counsel, reasonably satisfactory to the Company, or a “no-action” letter from the staff of the Commission, in either case to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the consummation of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, will, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend will have terminated, one or more new certificates evidencing such shares not bearing such legend.

           (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Company's securities under any agreement in effect on the date hereof.

           (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the express written consent of the Company has been received and (i) in the case of this Section 11(c), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities, and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates).

           (d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements granting rights to Holders made hereunder between the Company, on the one hand, and the Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

           (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Warrant Agent, with a copy to the Warrant Agent:

With a copy to: Latham & Watkins LLP 885 Third Avenue New York, New York 10022 Facsimile No.: (212) 751-4864 Attn: Kirk A. Davenport II, Esq.

(ii) if to the Company: Interpool, Inc. 211 College Road East Princeton, New Jersey 08540 Phone No.: (609) 452-8900 Facsimile No.: (609) 951-0362 Attn: Chief Executive Officer

With a copy to: Interpool, Inc. 633 Third Avenue, 27th Floor New York, New York 10017 Facsimile No.: (212) 986-2038 Attn: General Counsel

           All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

           Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent at the address specified in Warrant Agreement.

           (f) Parties in Interest. All the terms and provisions of this Investor Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Transfer Restricted Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Transfer Restricted Securities shall acquire Transfer Restricted Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Transfer Restricted Securities shall be held subject to all of the terms of this Investor Rights Agreement, and by taking and holding such Transfer Restricted Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Investor Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Transfer Restricted Securities subject to all of the applicable terms hereof.

           (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (i) Governing Law. This Investor Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

           (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INTERPOOL, INC. By: Name: Title:

Accepted as of the date hereof:

GREYWOLF CAPITAL PARTNERS II LP

By:
           Name:
           Title:

GREYWOLF CAPITAL OVERSEAS FUND

By:
           Name:
           Title:

GREYWOLF HIGH YIELD MASTER FUND

By:
           Name:
           Title:

CASPIAN CAPITAL PARTNERS, LP

By:   MARINER INVESTMENT GROUP, INC.,
        as Investment Advisor

        By:
                   Name:
                   Title:

MARINER LDC

By:   MARINER INVESTMENT GROUP, INC.,
        as Investment Advisor

        By:
                   Name:
                   Title:

MARINER OPPORTUNITIES FUND, LP

By:   MARINER INVESTMENT GROUP, INC.,
        as Investment Advisor

        By:
                   Name:
                   Title:

MARINER VOYAGER MASTER FUND, LTD

By:   MARINER INVESTMENT GROUP, INC.,
        as Investment Advisor

        By:
                   Name:
                   Title:

RIVA RIDGE MASTER FUND, LTD.

By:   RIVA RIDGE CAPITAL MANAGEMENT LP,
        As Investment Manager

By:   RIVA RIDGE GP LLC, GP to the Investment Manager

        By:
                   Name:
                   Title:

MARINER LDC

By:   RIVA RIDGE CAPITAL MANAGEMENT LP,
        as Investment Manager

        By:
                   Name:
                   Title:

GOLDMAN, SACHS & CO.

By:
           Name:
           Title:

ANNEX A

INTERPOOL, INC.

Notice of Registration Statement and Selling
Securityholder Questionnaire
(Date)

Reference is hereby made to the Investor Rights Agreement (the “ Investor Rights Agreement”) between Interpool, Inc. (the “Company”) and the Purchasers named therein. Pursuant to the Investor Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form ___ (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Act of 1933, as amended (the “Act”), of the Company’s warrants to purchase Common Stock, par value $0.001 per share of the Company, and the shares of common stock issuable upon exercise thereof (collectively, the “Securities”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Investor Rights Agreement.

Each beneficial owner of Transfer Restricted Securities (as defined below) is entitled to have the Transfer Restricted Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel of the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Transfer Restricted Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, Holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequence of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “TRANSFER RESTRICTED SECURITIES” has the meaning assigned in the Investor Rights Agreement.

ELECTION

The undersigned Holder (the “Selling Securityholder”) of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Investor Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Warrant Agent the Notice of Transfer set forth as Annex B to the Investor Rights Agreement. The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)	(a)	Full Legal Name of Selling Securityholder:

(b)	Full Legal Name of Holder (if not the same as in (a) above) of Transfer Restricted Securities Listed in Item (3) below:

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Transfer Restricted Securities Listed in Item (3) below are Held:

(2)	Address for Notices to Selling Securityholder: Telephone: Fax: Contact Person:

(3)	Beneficial Ownership of Securities:

           Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)	Number of Transfer Restricted Securities beneficially owned: _____ CUSIP No(s) . of such Transfer Restricted Securities_____

(b)	Number of Securities other than Transfer Restricted Securities beneficially owned: ____ CUSIP No(s). of such other Securities_____

(c)	Number of Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration Statement: _____ CUSIP No(s). of such Transfer Restricted Securities to be included in the Shelf Registration Statement_____

(4)	Beneficial Ownership of other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5)	Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity Holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

(6)	Plan of Distribution: State any exceptions here:

           Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities listed above in Item (3) only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Transfer Restricted Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities

           State any exceptions here:

           By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

          In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Investor Rights Agreement.

          By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus. In accordance with the Selling Securityholder’s obligation under Section 3(e) of the Investor Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Investor Rights Agreement shall be made in writing, by hand-delivery, or air courier guaranteeing overnight delivery as follows:

(i)	To the Company: Interpool, Inc. 211 College Road East Princeton, New Jersey 08540

(ii)	With a copy to: Interpool, Inc. 633 Third Avenue, 27th Floor New York, New York 10017 Attn: General Counsel Facsimile No.: (212) 986-2038

          Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Transfer Restricted Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

_________________________
_________________________
_________________________
_________________________
_________________________

ANNEX B

Notice of Transfer Pursuant to Registration Statement

U.S. Bank National Association
Interpool, Inc.
c/o U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55107-2292

Attention: Warrant Agent

Re:     Warrants to purchase Common Stock, par value $0.001 per share

Dear Sirs:

           Please be advised that ____________________has transferred ________________ of the above–referenced Warrants pursuant to an effective Registration Statement on Form [ ] (File No. 333- ) filed by the Company.

           We hereby certify that the prospectus delivery requirements, if any, of the Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Warrants is named as a “Selling Holder” in the Prospectus dated [DATE] or in supplements thereto, and that the number of Warrants transferred is the number listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours, (Name) By: (Authorized Signature)